UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2022

BROADMARK REALTY CAPITAL INC.

(Exact name of registrant as specified in its charter)

Maryland	001-39134	84-2620891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1420 Fifth Avenue, Suite 2000

Seattle, WA 98101

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (206) 971-0800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act of 1933, as amended:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, par value $0.001 per share	BRMK	New York Stock Exchange
Warrants, each exercisable for one fourth (1/4th) share of Common Stock at an exercise price of $2.875 per one fourth (1/4th) share	BRMK WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933, as amended, or Rule 12b-2 of the Securities Exchange Act of 1934, as amended.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act of 1934, as amended. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 14, 2022, the Board of Directors (the “Board”) of Broadmark Realty Capital Inc. (the “Company”) adopted an amendment and restatement of its Amended and Restated Bylaws (as so amended and restated, the “Bylaws”). The Bylaws were amended and restated to (i) implement proxy access and (ii) allow for direct amendment of the Bylaws by the Company’s stockholders.

The amendments to the Bylaws added a new Section 12 to Article II that permits a stockholder, or a group of up to 20 stockholders, owning at least three percent of the Company’s outstanding stock continuously for at least three years to nominate and include in the Company’s annual meeting proxy materials director nominees constituting up to the greater of two directors or twenty percent of the members of the Board; provided that the stockholders and nominees satisfy the requirements specified in the Bylaws. The amendments to the Bylaws include conforming, clarifying and updating changes to Sections 4 and 11 of Article II related to the advance notice requirements for nominations and business proposed by stockholders at annual and special meetings of stockholders.

The Bylaw amendments also added a new Section 1 to Article XIV that permits stockholders to amend the Company’s Bylaws by the vote or written consent of the holders of a majority of the outstanding shares entitled to vote. Previously, Article XIV provided that the Board had the exclusive power to adopt, amend or repeal any provision of the Bylaws and to make new Bylaws.

The foregoing description of the Bylaws is not complete and is qualified in its entirety by reference to the full text of the Bylaws, as amended and restated, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Amended and Restated Bylaws, effective as of March 14, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADMARK REALTY CAPITAL INC.

By:	/s/ Nevin Boparai
	Name:	Nevin Boparai
	Title:	Executive Vice President and Chief Legal Officer

Date: March 17, 2022